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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated May 16, 2000, relating to the financial statements and financial statement schedule of Handspring, Inc., which appear in Handspring, Inc.'s Registration Statement on Form S-1 (No. 333-33666).



/s/ PricewaterhouseCoopers LLP

San Jose, California
June 21, 2000